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                                                                    EXHIBIT 23.1



                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the use of our report dated October 18, 1996 of ViComp Technology, Inc., which report is included in this Form 8-K/A.

                                             /s/ Ernst & Young LLP

Walnut Creek, California

November 22, 1996